Ordinary Shares	12 Months Ended
Dec. 31, 2022
Ordinary Shares
Ordinary Shares

16. Ordinary Shares

As at December 31, 2022, the Company is authorized to issue 1,500,000,000 ordinary shares.

On April 14, 2021, the Company issued 16,393,445 ordinary shares to a third party for gross proceeds of US$100.0 million through a PIPE. Issuance costs totaled US$0.1 million.

On June 30, 2021 and July 15, 2021, the Company issued an aggregate of 119,600,000 ordinary shares in a public offering on the HKEX with over-allotment option exercised in full for aggregate gross proceeds of US$614.9 million. Issuance costs totaled US$29.7 million.

Each ordinary share is entitled to one vote. The holders of ordinary shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors of the Company.